Financial Risk Management	12 Months Ended
Dec. 31, 2018
Disclosure of financial risk management [Abstract]
Financial Risk Management
FINANCIAL RISK MANAGEMENT

(a)	Financial risk factors
The Group’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Group’s overall financial risk management program, mainly carried out by a central treasury department and approved by the Board of Directors, focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.

(i)	Market risk
Market risk is the risk of loss arising from adverse changes in market rates and prices, such as interest rates and foreign currency exchange rates.
Interest rate risk
The Group’s primary exposure to market risk is interest rate risk associated with its fixed rate long-term borrowings and interest rate swap contracts for the year ended December 31, 2018, and variable rate long-term borrowings for the years ended December 31, 2017 and 2016. However, management monitors interest rate exposures and will consider hedging significant interest rate risk should the need arise. The Group does not hold or issue financial instruments for trading purposes and does not enter into derivative transactions that would be considered speculative positions. For the year ended December 31, 2018, the Group holds derivative financial instruments which consist of interest rate swap contracts on the fixed rate Senior Notes, which have been designated as hedging instruments for accounting purposes. The Group’s borrowings at fixed rates were denominated in US$ during the year ended December 31, 2018, and the Group’s borrowings at variable rates were denominated in US$, HK$ and MOP during the years ended December 31, 2017 and 2016.
As at December 31, 2018, the estimated fair value of fixed rate long-term borrowings was approximately US$5.52 billion, compared to its carrying value of US$5.50 billion. The estimated fair value of fixed rate long-term borrowings is based on level 2 inputs (quoted prices in markets that are not active). A change in interest rates on fixed rate long-term borrowings impacts its fair value. A hypothetical 100 basis point change in market rates would cause the fair value of the fixed rate long-term borrowings to change by US$308 million, inclusive of the impact from the interest rate swaps.
The total notional amount of our fixed-to-variable interest rate swaps was US$5.50 billion as at December 31, 2018. The fair value of the interest rate swaps, on a stand-alone basis, as at December 31, 2018, was an asset of US$56 million. A hypothetical 100 basis point change in LIBOR would cause the fair value of the interest rate swaps to change by approximately US$88 million.
As at December 31, 2017 and 2016, if interest rates on US$-denominated borrowings had been 50 basis-points higher/lower with all other variables held constant, pre-tax profit for the year would have been lower/higher by US$9 million and US$9 million, respectively. As at December 31, 2017 and 2016, if interest rates on HK$-denominated borrowings had been 50 basis-points higher/lower with all other variables held constant, pre-tax profit for the year would have been lower/higher by US$10 million and US$10 million, respectively. As at December 31, 2017 and 2016, if interest rates on MOP-denominated borrowings had been 50 basis-points higher/lower with all other variables held constant, pre-tax profit would have been lower/higher by US$3 million and US$3 million, respectively. This analysis does not include the effect of interest capitalized.
Foreign exchange risk
The Group’s foreign currency transactions are mainly denominated in US$. The majority of assets and liabilities are denominated in US$, HK$ and MOP, and there are no significant assets and liabilities denominated in other currencies. The Group is subject to foreign exchange rate risk arising from future commercial transactions and recognized assets and liabilities denominated in a currency other than MOP, which is the functional currency of the major operating companies within the Group.
For companies with MOP as their functional currency, as at December 31, 2018, 2017 and 2016, if the US$ had weakened by 1% against the MOP with all other variables held constant, it would cause a foreign currency transaction loss of approximately US$40 million, US$15 million and US$17 million, respectively, mainly as a result of the translation of US$-denominated debt held by SCL (as at December 31, 2017 and 2016: US$-denominated intercompany debt held). If the HK$ had weakened by 1% against the MOP with all other variables held constant, pre-tax profit for the years ended December 31, 2018, 2017 and 2016 would have been lower by approximately US$11 million, US$5 million and US$9 million, respectively, mainly as a result of the translation of HK$-denominated cash and cash equivalents, deposits, trade receivables and borrowings.

(ii)	Credit risk
Financial instruments, which potentially subject the Group to concentrations of credit risk, consist principally of cash and cash equivalents, restricted cash and cash equivalents and trade and other receivables.
The Group maintains cash and cash equivalents, restricted cash and cash equivalents and receivables associated with the derivative contracts with various creditworthy financial institutions. Management monitors this credit risk on an on-going basis and does not believe that the Group has any other significant exposure to any individual or institution as at December 31, 2018, 2017 and 2016.

(iii)	Liquidity risk
Liquidity risk is the financial risk arising from the difficulty in meeting obligations associated with financial liabilities that are settled by cash or other financial assets.
The 2018 SCL Credit Facility requires the Group to comply with financial covenants, which include maintaining a maximum leverage ratio of debt to SCL Credit Facility Adjusted EBITDA. The maximum leverage ratio is 4.0:1.0 for all quarterly periods through maturity. As at December 31, 2018, the leverage ratio, as defined per the credit facility agreement, was 1.9:1.0, compared to the maximum leverage ratio allowed of 4.0:1.0. If the Group is unable to maintain compliance with the financial covenants under the credit facility, the Group would be in default with regard to any borrowings under the credit facility.
The Group’s financial liabilities, based on the contractual undiscounted cash flows are as follows:

	Within the first year	In the second year	In the third to fifth year	Over the fifth year	Total
	US$ in millions
At December 31, 2018
Senior Notes principal	$—	$—	$1,800	$3,700	$5,500
Senior Notes interest	277	277	833	698	2,085
Finance lease liabilities on leasehold interests in land	8	5	16	312	341
Other finance lease liabilities	2	2	1	—	5
Trade and other payables	1,546	22	55	12	1,635
At December 31, 2017
Bank borrowings	$182	$243	$4,440	$—	$4,865
Finance lease liabilities on leasehold interests in land	5	5	16	318	344
Other finance lease liabilities	2	1	2	—	5
Trade and other payables	1,196	26	47	3	1,272

(b)	Capital risk management
The Group’s primary objective when managing capital is to safeguard the Group’s ability to continue as a going concern in order to provide returns for Shareholders and benefits for other stakeholders, by pricing products and services commensurately with the level of risk.
The capital structure of the Group consists of debt, which includes borrowings (including current and non-current borrowings as shown in the consolidated balance sheet), net of cash and cash equivalents, and equity attributable to Shareholders, comprising issued share capital and reserves as disclosed in Notes 21 and 22, respectively.
The Group actively and regularly reviews and manages its capital structure to maintain the net debt-to-capital ratio (gearing ratio) at an appropriate level based on its assessment of the current risk and circumstances. This ratio is calculated as net debt divided by total capital. Net debt is calculated as interest bearing borrowings, net of deferred financing costs, less cash and cash equivalents and restricted cash and cash equivalents. Total capital is calculated as equity, as shown in the consolidated balance sheet, plus net debt.

	December 31,
	2018	2017
	US$ in millions
Interest bearing borrowings, net of deferred financing costs	$5,427	$4,275
Less: cash and cash equivalents	(2,676)	(1,239)
restricted cash and cash equivalents	(13)	(11)
Net debt	2,738	3,025
Total equity	4,409	4,538
Total capital	$7,147	$7,563
Gearing ratio	38.3%	40.0%